FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

05/03/2024 12:35:32 PM

Work Order Number: W2024050301656 - 3661140
Reference Number: 20244038529
Through Date: 05/03/2024 12:35:32 PM
Corporate Name: CREXENDO, INC.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20211470946	Amendment After Issuance of Stock - 05/20/2021	5
20200909744	Certificate of Correction - 09/14/2020	1
20200904603	Amendment After Issuance of Stock - 09/10/2020	2
20170536740-75	Amended List - 12/20/2017	1
20160564615-26	Initial List - 12/28/2016	1
20160477859-19	Merge In - 10/31/2016	6
20160464590-07	Articles of Incorporation - 10/21/2016	3

Respectfully,

FRANCISCO V. AGUILAR
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202405034621510

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

You may verify this certificate
online at http://www.nvsos.gov

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20211470946
Secretary of State State Of Nevada	Filed On 05/20/2021 12:32:26 PM
	Number of Pages 5

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information	Name of entity as on file with the Nevada Secretary of State : Entity or Nevada Business Identification Number (NVID) : **NV20161623875**
2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **05/20/2021** Time: **01:00 PM** (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☑ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary)
6. Signature: (Required)	X **Kelly R. Jones** — **Authorized Signer** Signature of Officer, Incorporator or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20211470946
Secretary of State State Of Nevada	Filed On 05/20/2021 12:32:26 PM
	Number of Pages 5

CREXENDO, INC.
SUPPLEMENT TO ARTICLES OF INCO

Article 3. - Shares of Stock.

3.1. Authorized Shares. The aggregate number of shares which Crexendo, Inc. shall have the right to issue is 55,000,000, par value $.001 per share, of which 50,000,000 shares shall be designated as Common Shares and 5,000,000 shall be designated as Preferred Shares.

3.2. Authority to Issue Shares of Stock. Authority to issue shares of stock is expressly granted to the Board of Directors of Crexendo, Inc. (or a committee thereof designated by the Board of Directors pursuant to the Bylaws of Crexendo, Inc. as amended from time to time ("Bylaws")) to issue the Preferred Shares from time to time as Preferred Shares of any series and declare and to pay dividends thereon in accordance with the terms thereof and in connection with the creation of each such series, to fix by resolutions or resolutions providing for the issuance of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights) and the qualifications, limitations, and restrictions of such series, subject to the full extent and now or hereafter permitted by the laws of the state of Nevada.

Article 4. Names and addresses of Board of Directors.

The below individuals are Directors of Crexendo, Inc.

Steven G. Mihaylo
1615 S. 52nd Street
Tempe, AZ 85281

Todd Goergen
1615 S. 52nd Street
Tempe, AZ 85281

Jeff Bash
1615 S. 52"Street
Tempe, AZ 85281

David Williams
1615 S. 52a Street
Tempe, AZ 85281

Anil Puri
1615 S. 52" Street
Tempe, AZ 85281

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20211470946
Secretary of State State Of Nevada	Filed On 05/20/2021 12:32:26 PM
	Number of Pages 5

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Crexendo, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

See attached amedning Article 3 and Article 4

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Jeffrey G. Korn

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

230105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

ePayment Checklist
(For Counter, Fax and Mail Requests)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Service Type: ☐ Counter ☒ Mail ☐ Fax

Order Processing Requested: **(Expedite Processing *Requires* Additional Fees)**

☒ Regular Processing ☐ **24-HOUR** Expedite ☐ **2-HOUR** Expedite ☐ **1-HOUR** Expedite

Payment by Card *(card holder name and billing address required below)*

Card Type: ☐ VISA ☐ MasterCard ☐ Discover ☒ American Express

Customer Credit Card Number:

3	7	1	3	3	2	9	7	0	7	5	1	0	0	2	

V CODE*

0	2	2	1

* 3-digit number found on the far right of the backside of VISA, MasterCard and Discover cards
4-digit number found on the front right side of American Express card.

NOTICE: *For security and verification purposes, all credit card payments must include the 3 or 4-digit CVV2 code (VCode) number located on the credit card. Failure to include this code will result in the rejection of your filing or service request.*

Credit Card Expiration Date: Month 10 Year 2023

Amount to Charge Card: USD $

Order Information *(required)*

Entity Name/Order Reference:

Card Holder Information:

Name as it Appears on the Account: Jeffrey G Korn

Billing Address: 4302 Bamford Drive

City, State, Zip: Austin TX 78731

Telephone: (512) 563-9939 Ext

Payment Authorization

I authorize the Secretary of State to bill an amount not to exceed the following to be charged to the above listed account(s):

X

Authorized Signature

Not to Exceed Amount: USD $

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20200909744
Secretary of State State Of Nevada	Filed On 9/14/2020 2:42:00 PM
	Number of Pages 1

Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

Crexendo, Inc.

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Incorporation with a filing number of: 20200904603

3. Filing date of the original document for which correction is being made: 09/10/2020

4. Description of the inaccuracy or defect:

The amendment purportedly increasing the authorized shares of the Corporation was filed in error. The Corporation intends to re-file a similar amendment at a future date after certain corporate governance formalities are completed

5. Correction of the inaccuracy or defect:

The amendment purportedly increasing the authorized shares of the Corporation should be deemed withdrawn and null and void in all respects. The authorized shares of the Corporation remain at 30,000,000, par value $.001 per share, of which 25,000,000 shall be designated as Common Shares and 5,000,000 shall be designated as Preferred Shares

6. Signature:

X Jeffrey M Korn
Authorized Signature

Secretary
Title *

09/14/2020
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20200904603
Secretary of State State Of Nevada	Filed On 9/10/2020 10:03:00 AM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: CREXENDO, INC. Entity or Nevada Business Identification Number (NVID): NV20161623875
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 3.1 – See below. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Chief Financial Officer/Treasurer Signature of Officer or Authorized Signer Title X ______ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Subparagraph 3.1 of Article 3 is deleted, and in its place substituted the following:

"3.1. Authorized Shares. The aggregate number of shares which Crexendo, Inc. shall have the right to issue is 45,000,000, par value $.001 per share, of which 40,000,000 shares shall be designated as Common Shares and 5,000,000 shall be designated as Preferred Shares."

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CREXENDO, INC. | E0462282016-2

NAME OF CORPORATION

FOR THE FILING PERIOD OF OCT, 2017 TO OCT, 2018

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20170536740-75
Secretary of State State Of Nevada	Filed On 12/20/2017
	Number of Pages 1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001075736

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
DOUG GAYLOR	PRESIDENT (OR EQUIVALENT OF)	1615 SOUTH 52ND STREET	TEMPE	AZ	85281-8500
JEFF KORN	SECRETARY (OR EQUIVALENT OF)	1615 SOUTH 52ND STREET	TEMPE	AZ	85281-8500
RON VINCENT	TREASURER (OR EQUIVALENT OF)	1615 SOUTH 52ND STREET	TEMPE	AZ	85281-8500
STEVE MIHAYLO	DIRECTOR	1615 SOUTH 52ND STREET	TEMPE	AZ	85281-8500

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JEFF KORN

Signature of Officer or Other Authorized Signature

Title SECRETARY

Date 12/20/2017 5:26:32 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CREXENDO, INC.

NAME OF CORPORATION

E0462282016-2

FOR THE FILING PERIOD OF OCT, 2016 TO OCT, 2017

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20160564615-26
Secretary of State State Of Nevada	Filed On 12/28/2016
	Number of Pages 1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001075736

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
DOUG GAYLOR	PRESIDENT (OR EQUIVALENT OF)	1615 SOUTH 52ND STREET, NONE , USA	TEMPE	AZ	85281-8500
JEFF KORN	SECRETARY (OR EQUIVALENT OF)	1615 SOUTH 52ND STREET, NONE , USA	TEMPE	AZ	85281-8500
RON VINCENT	TREASURER (OR EQUIVALENT OF)	1615 SOUTH 52ND STREET , USA	TEMPE	AZ	85281
STEVE MIHAYLO	DIRECTOR	1615 SOUTH 52ND STREET , USA	TEMPE	AZ	85281

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X RON VINCENT

Signature of Officer or Other Authorized Signature

Title: TREASURER

Date: 12/28/2016 3:49:31 PM

1401051

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20160477859-19
Secretary of State State Of Nevada	Filed On 10/31/2016
	Number of Pages 6

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger (Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Crexendo, Inc.
Name of **merging** entity

Delaware
Jurisdiction

Corporation
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

Crexendo, Inc.
Name of **surviving** entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

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2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):**

Attn:

c/o:

3) **Choose one:**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) **(options a, b or c must be used, as applicable, for each entity):**

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

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(b) The plan was approved by the required consent of the owners of *:

Crexendo, Inc.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Crexendo, Inc.
Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

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(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

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5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

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8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Crexendo, Inc., a Delaware Corporation
Name of merging entity

X [signature] — Secretary/CLO — 10/21/16
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

and,

Crexendo, Inc., a Nevada corporation
Name of surviving entity

X [signature] — Secretary/CLO — 10/21/16
Signature — Title — Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

040105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the Office of	Business Number E0462282016-2
Barbara K. Cegavske	Filing Number 20160464590-07
Secretary of State	Filed On 10/21/2016
State Of Nevada	Number of Pages 3

(This document was filed electronically.)

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1. Name of Corporation: CREXENDO, INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 30000000 Par value per share: $ 0.001 Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) STEVEN MIHAYLO
Name
1615 S. 52ND STREET | TEMPE | AZ | 85281
Street Address | City | State | Zip Code

2) TODD GOERGEN
Name
1615 S. 52ND STREET | TEMPE | AZ | 85281
Street Address | City | State | Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

JEFFREY G KORN
Name

X JEFFREY G KORN
Incorporator Signature

1615 S. 52ND STREET | TEMPE | AZ | 85281
Address | City | State | Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

10/21/2016
Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**CREXENDO, INC.**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**ANY LEGAL PURPOSE**

REGISTERED AGENT NAME:	**MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION**
STREET ADDRESS:	**Not Applicable**
MAILING ADDRESS:	**Not Applicable**

ADDITIONAL	**Directors/Trustees**
Name: JEFF BASH	Name: DAVID WILLIAMS
Address: 1615 S. 52ND STREET	Address: 1615 S. 52ND STREET
City: TEMPE	City: TEMPE
State: AZ	State: AZ
Zip Code: 85281	Zip Code: 85281
Name: ANIL PURI	
Address: 1615 S. 52ND STREET	
City: TEMPE	
State: AZ	
Zip Code: 85281	

CREXENDO, INC.
SUPPLEMENT TO ARTICLES OF INCORPORATION

Article 3. - Shares of Stock.

3.1. Authorized Shares. The aggregate number of shares which Crexendo, Inc. shall have the right to issue is 30,000,000, par value $.001 per share, of which 25,000,000 shares shall be designated as Common Shares and 5,000,000 shall be designated as Preferred Shares.

3.2. Authority to Issue Shares of Stock. Authority to issue shares of stock is expressly granted to the Board of Directors of Crexendo, Inc. (or a committee thereof designated by the Board of Directors pursuant to the Bylaws of Crexendo, Inc. as amended from time to time ("Bylaws")) to issue the Preferred Shares from time to time as Preferred Shares of any series and declare and to pay dividends thereon in accordance with the terms thereof and in connection with the creation of each such series, to fix by resolutions or resolutions providing for the issuance of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights) and the qualifications, limitations, and restrictions of such series, subject to the full extent and now or hereafter permitted by the laws of the state of Nevada.

Article 4. Names and addresses of Board of Directors.

The below individuals are Directors of Crexendo, Inc., in addition to the Directors named on the face page to Articles of Incorporation.

Jeff Bash
1615 S. 52nd Street
Tempe, AZ 85281

David Williams
1615 S. 52nd Street
Tempe, AZ 85281

Anil Puri
1615 S. 52nd Street
Tempe, AZ 85281